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                                                                   Exhibit 10.10

                           MICROSTRATEGY INCORPORATED

                   1999 AMENDED AND RESTATED STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

        Unless otherwise defined herein, the terms defined in the MicroStrategy Incorporated 1999 Amended and Restated Stock Option Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

1.      Grant of Option.

        Participant:    Jonathan Klein
        Address:        5702 Overlea Road
                        Bethesda, MD 20816
                        USA

        You have been granted an option to purchase shares of Class A Common Stock of MicroStrategy Incorporated, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:                         15384

Date of Grant:                        July 26, 2002

Vesting Commencement Date:            July 26, 2002

Fair Market Value, Date of Grant:     $ .47

Exercise Price per Share:             $ .47

Total Number of Options Granted:      240,580

Total Exercise Price:                 $113,072.60

Type of Option:                       Incentive Stock Option

Final Exercise Date:                  July 26, 2012

        Except as otherwise indicated by the context, the term "you", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.      Vesting Schedule; Definitions.

        (a) Vesting Schedule. As used herein, the term "vested" shall mean that portion of this option that is exercisable. This option shall vest in accordance with the following schedule: (i) except as set forth in (v) and (vi) below, no portion of this option shall be vested prior to the second anniversary of your Vesting Commencement Date; (ii) 150 options shall be vested on the second anniversary of your Vesting Commencement Date; (iii) 65,430 options shall be vested on the third anniversary of your

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Vesting Commencement Date; (iv) 175,000 options shall be vested on the fourth anniversary of your Vesting Commencement Date (such that this option shall be vested in full on the fourth anniversary of your Vesting Commencement Date); (v) immediately following the effective time (the "Change in Control Effective Date") of a Change in Control (as defined below), a portion of this option which is unvested on the Change in Control Effective Date shall immediately vest so that at least 50% of the original grant is fully vested and exercisable as of the Change in Control Effective Date and the remaining unvested portion of the option shall vest at the rate of 50% of such remaining unvested amount on the last day of each of the third month and the sixth month after the Change in Control Effective Date (such that this option shall be vested in full the last day of the month which is six months after the Change in Control Effective
Date); and (vi) if, following the Change in Control Effective Date, your employment is terminated by the Company other than for Cause (as defined below) or by you for Good Reason (as defined below), this option shall vest in full on the effective date of such termination. The right of exercise shall be cumulative so that if you do not exercise this option to the maximum extent permissible in any period, it shall continue to be exercisable, in whole or in part, with respect to all vested shares until the earlier of the Final Exercise Date or the termination of this option under Section 3 below or under the Plan. Additionally, the Board of Directors, or a committee thereof, in it sole discretion agrees that immediately prior to a Change of Control it shall consider whether your vesting schedule set forth above should be further modified so that this option shall become fully vested upon the Change of Control.

        (b)     Definitions.

                (i) "Good Reason" shall mean the occurrence, without your written consent, of any of the following events or circumstances: (A) a reduction in your annual base salary or bonus opportunity as in effect on the Change in Control Effective Date, which in no event shall be less than your base salary and bonus opportunity in effect as of July 24, 2002,or as the same was or may be increased thereafter from time to time; (B) a change by the Company in the location at which you perform your principal duties for the Company to a new location that is both (x) outside a radius of 35 miles from your principal residence immediately prior to the Change in Control Effective Date and (y) more than 20 miles from the location at which you performed your principal duties for the Company immediately prior to the Change in Control Effective Date; or (C) a requirement by the Company that you travel on Company business for more than 10 business days per month for three consecutive months, or (D) a failure by the Company to provide you with an executive title, such as vice-president, general manager, senior director of a corporate function or chief officer of a corporate function. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute Good Reason if, prior to the effective date of such, such event or circumstance has been fully corrected and you have been reasonably compensated for any losses or damages resulting therefrom.

                (ii) "Change in Control" shall mean an event or occurrence set forth in any one or more of subsections (A) and (B) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

                        (A) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Class A Common Stock or the Company's Class B Common Stock, $0.001 par value per share, or voting

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securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition by any corporation pursuant to a transaction which results in a Continuity of Interest as defined in subsection (B) of this Section 2(b)(iii), or (v) any acquisition by Michael J. Saylor or any of his affiliates (each such party is referred to herein as an "Exempt Person"); or

                        (B) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the then-outstanding Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own more than 50% of the then-outstanding combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (a "Continuity of Interest").

3.      Exercise of Option.

        (a) Form of Exercise. To exercise this option, you must sign an Exercise Notice in the form attached hereto as Exhibit A and deliver the Exercise Notice to the Company at its principal office, accompanied by a copy of this Option Agreement and payment in full for the shares in the manner provided in the Plan. You may purchase less than the number of shares covered under this Option Agreement, but may not partially exercise this option for any fractional share or for fewer than ten whole shares. This option shall be deemed to be exercised when the Company receives your fully-executed Exercise Notice, a copy of this Stock Option Agreement, and payment in full for the shares in the manner provided in the Plan.

        (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless you, at the time you exercise this option, have been at all times since the Date of Grant, an employee of, or consultant or advisor to, the Company as defined in
Section 424(e) or (f) of the Code (an "Eligible Participant"). You shall not cease to be an Eligible Participant if you take a leave of absence permitted under Company policy, including but not limited to sick leave, vacation leave, leave under the Family Medical Leave Act, jury duty, military leave, or any other personal leave, or transfers between locations of the Company, or any other leave that is approved by the Board of Directors of the Company. For each day that you take a personal leave of absence or leave under the Family Medical Leave Act (but not sick leave, vacation leave, jury duty, transfers between locations of the Company or any other leave that is approved by the Board of Directors) the vesting schedule described in Section 2 above shall be extended for one additional day. If you take any leave of absence that exceeds ninety
(90) days and this option is designated in Section 1 as an Incentive Stock Option, then this option shall be deemed a Nonstatutory Stock Option, unless your reemployment is guaranteed at the end of such leave by contract (including certain Company policies), statute, or applicable regulation.

        (c) Termination of Relationship with the Company. If you cease to be an Eligible Participant for any reason, then except as provided in paragraphs
(d), (e), and (f) below, your right to exercise this option shall terminate three (3) months from the date of such cessation, but in no event after the Final Exercise Date; provided that you may only exercise this option to the extent that you were entitled to do so on the date of such cessation.

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        (d)     Exercise Period upon Death or Disability. If you die or become disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while you are an Eligible Participant and the Company has not terminated your relationship for "cause" as defined in paragraph (f) below, then you or your estate (as applicable) shall be entitled to exercise this option within twelve (12) months following the date of your death or disability. At the end of this twelve-month period, this option shall terminate. Notwithstanding the above, you or your estate may only exercise this option to the extent that you were entitled to do so on the date of your death or disability, and in no event shall this option be exercisable after the Final Exercise Date.

        (e) Compliance with Employment Agreements Required. If you violate the terms of any employment agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, non-disclosure agreement, intellectual property agreement, or any other agreement or contract between you and the Company, your right to exercise this option shall terminate immediately upon such violation.

        (f) Discharge for Cause. If you are discharged by the Company for "Cause" as defined below prior to the Final Exercise Date, your right to exercise this option shall terminate immediately on the effective date of such discharge. "Cause" shall mean willful misconduct by you or your willful failure to perform responsibilities to the Company, including your breach of any employment, consulting, advisory, non-disclosure, non-competition, or similar agreement between you and the Company, but excluding acts that merely constitute negligence or gross negligence. You shall be considered to have been discharged for "cause" if the Company determines, within thirty (30) days after your resignation, that discharge for cause was warranted and your conduct satisfies the definition of "Cause" in the preceding sentence.

4.      Withholding.

        No shares will be issued to you upon exercise of this option unless and until you pay to the Company, or make provision satisfactory to the Company for payment of, any federal, state, or local withholding taxes required by law to be withheld with respect to this option.

5.      Nontransferability of Option.

        You shall not sell, assign, transfer, pledge or otherwise encumber this option, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and during your lifetime, this option shall be exercisable only by you.

6.      Disqualifying Distribution.

        If this option is an Incentive Stock Option and you dispose of shares acquired upon exercise of this option within two years from the Date of Grant or one year after you acquired such shares, you shall immediately notify the Company in writing of such disposition.

7.      No Right to Employment.

         If you are an employee, neither the Plan nor this Option Agreement shall alter in any way your status as an "at-will" employee. You retain your right to terminate your relationship with the Company at any time, with or without reason, and the Company retains its right to terminate your relationship at any time, with or without reason.

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8.      Provisions of the Plan.

        This option is subject to the provisions of the Plan. In the event of a conflict between the provisions of the Plan and this Option Agreement, the Plan shall govern.

9.      Entire Agreement; Governing Law.

        The Plan, this Option Agreement, and the attached Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof. The entire agreement shall be governed by Virginia law except for that body of law pertaining to conflict of laws.

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        IN WITNESS HEREOF, the Company has caused this option to be executed by its duly authorized officer. This option shall take effect as a sealed instrument.

                                    MICROSTRATEGY INCORPORATED

                                    By:      /s/ Michael J. Saylor
                                        ----------------------------------------
                                             Michael J. Saylor
                                    Title:   Chairman & CEO

                            PARTICIPANT'S ACCEPTANCE

        The undersigned hereby accepts the foregoing Option Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receiving a copy of the Plan. The undersigned has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel before executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The undersigned hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Plan and Option Agreement.

                                    PARTICIPANT:

                                             /s/ Jonathan F. Klein
                                    --------------------------------------------
                                    Signature
                                             Jonathan F. Klein
                                    --------------------------------------------
                                    Print Name

                                CONSENT OF SPOUSE

        The undersigned spouse of the Participant has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                    SPOUSE OF PARTICIPANT:

                                             /s/ Kimberly S. Klein
                                    --------------------------------------------
                                    Signature
                                             Kimberly S. Klein
                                    --------------------------------------------
                                    Print Name

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                     EXHIBIT A TO THE STOCK OPTION AGREEMENT

                           MICROSTRATEGY INCORPORATED

                   1999 AMENDED AND RESTATED STOCK OPTION PLAN

                                 EXERCISE NOTICE

MicroStrategy Incorporated
1861 International Drive
McLean, VA 22102
Attention:  Stock Option Administrator

        1. Exercise of Option. Effective as of today, ________________, 200__, I, _________________________________ ("Purchaser"), hereby elect to purchase ___________ shares (the "Shares") of the Class A Common Stock of MicroStrategy Incorporated (the "Company") under and pursuant to the MicroStrategy Incorporated 1999 Amended and Restated Stock Option Plan (the "Plan") and the Stock Option Agreement listed below (the "Option Agreement"):

                                            Number of Shares    Exercise              Aggregate
Grant Number          Date of Grant         Being Exercised     Price Per Share       Exercise Price
-------------------------------------------------------------------------------------------------------------
                                                                $                     $
-------------------------------------------------------------------------------------------------------------

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Stockholder. Subject to the terms and conditions of the Plan, the Option Agreement, and this Exercise Notice, Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date the stock certificate evidencing such Shares is issued, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Interpretation. Any dispute regarding the interpretation of the Plan, the Option Agreement, or this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

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         7. Entire Agreement; Governing Law. The Plan, the Option Agreement, and
this Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. The entire agreement shall be governed by Virginia law except for that body of law pertaining to conflict of laws.

Submitted by:                       Accepted by:

PURCHASER:                          MicroStrategy Incorporated

-----------------------------       By:
Signature                               ----------------------------
                                             Michael J. Saylor

-----------------------------       Title:   Chairman & CEO
Print Name

-----------------------------       Address:
Tax I.D. Number
                                    1861 International Drive
-----------------------------       McLean, VA  22102
Address

-----------------------------
City, State, Zip      Country

Brokerage Account Information (voluntary)*

-----------------------------            * This section will also need to be
Broker Name                              completed if you would like your shares
                                         to be wired directly to your brokerage
                                         account, which generally takes a few
-----------------------------            business days. If you do not supply
Broker DTC Number                        brokerage account information, your
                                         stock certificate will be mailed to
                                         you. Please note that it can take
-----------------------------            several weeks before you receive shares
Account Number                           by mail.

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